                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT dated
                    as of [ ], among DELAWARE HOLDCO CORPORATION, a Delaware corporation (the "Issuer"), and the Holders (as defined herein).

              WHEREAS the parties hereto are parties to an Agreement of Merger and Contribution (the "Merger Agreement") dated as of July 12, 1999, among Time Warner Inc., a Delaware corporation ("Time Warner"), Sony Corporation of America, a New York corporation ("Sony"), CDnow, Inc., a Pennsylvania corporation, the Issuer, Pennsylvania Subsidiary, Inc., a Pennsylvania corporation, Delaware Sub I L.L.C., a Delaware limited liability company, and Delaware Sub II L.L.C., a Delaware limited liability company; and

              WHEREAS as a condition to the consummation of the transactions contemplated by the Merger Agreement, the Issuer has agreed to grant to each of Time Warner and Sony and their respective Affiliates (as defined below) and transferees certain registration rights with respect to their respective Registrable Securities (as defined below).

              NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I

                                   Definitions

              SECTION 1.01. Definitions. As used in this Agreement, the following terms have the following meanings:

              "Affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.

              "Board of Directors" means the Board of Directors of the Issuer.

              "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

              "Demand Holder Group" means each Demand Holder, together with each of its Affiliates and each other person that acquires from such Demand Holder (or any of its Affiliates) Registrable Securities, in each case without violation of any provision restricting transfers of Issuer Class A Stock and Issuer Class B Stock contained in the Governance Agreement.

              "Demand Holders" means Time Warner and Sony.

              "Demand Registration" has the meaning ascribed thereto in Section 2.02(a)(i).

              "Demand Request" has the meaning ascribed thereto in Section 2.02(a).

              "Disadvantageous Condition" has the meaning ascribed thereto in
Section 2.04.

              "Effective Period" means the period from the third anniversary of the date of this Agreement (or such earlier date as an "Event of Automatic Conversion" (as defined in the Governance Agreement) shall have occurred) until the first date on which all Registrable Securities are eligible for sale pursuant to Rule 144 or Rule 145 (without being subject to any holding period, volume limitations or manner of sale restrictions thereunder).

              "Exchangeable Shares" has the meaning ascribed thereto in the Master Canadian Transaction Agreement.

              "Financial Intermediary" means an investment bank, commercial bank, insurance company or other financial institution that has engaged in a Financial Transaction.

              "Financial Transaction" means a transaction between a Holder (other than a Financial Intermediary) and a Financial Intermediary involving (i) the acquisition by such Financial Intermediary of Registrable Securities from such Holder or (ii) the purchase or sale of a put, call or other derivative security in respect of, or related to the value of, Registrable Securities or other securities of the Issuer or one or more third parties (including an index of securities).

              "Governance Agreement" means the Governance Agreement dated as of [INSERT CLOSING DATE], among Holdco, Sony and Time Warner, as in effect from time to time.

              "Governmental Entity" means any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

              "Holder" means a person who owns Registrable Securities and is:

              (i) an Investor;

              (ii) an Affiliate of an Investor that has agreed to be bound by the terms of this Agreement;

              (iii) a person that (A) has agreed to be bound by the terms of this Agreement as if such person were an Investor and (B) is a transferee of Registrable Securities from an Investor; or

              (iv) a Financial Intermediary that has agreed to be bound by the terms of this Agreement.

              "Inspectors" has the meaning ascribed thereto in Section 2.06(h).

              "Investor" means each person listed on Schedule I hereto.

              "Issuer Class A Common Stock" means the Class A common stock, par value $0.01 per share, of the Issuer.

              "Issuer Class B Common Stock" means the Class B common stock, par value $0.01 per share, of the Issuer.

              "Master Canadian Transaction Agreement" means the Master Canadian Transaction Agreement dated as of July 12, 1999, among Warner Music Canada Ltd., a corporation formed under the laws of Ontario, Sony Music Entertainment (Canada) Inc., a corporation incorporated under the laws of Canada, The Columbia House Company (Canada), a general partnership formed under the laws of Ontario, 3030809 Nova Scotia ULC, an unlimited liability company organized under the laws of Nova Scotia, and Delaware Holdco Corporation, a Delaware corporation.

              "Merger Agreement" has the meaning ascribed thereto in the recitals of this Agreement.

              "1933 Act" means the Securities Act of 1933, as amended.

              "1934 Act" means the Securities Exchange Act of 1934, as amended.

              "Optimal Amount" has the meaning ascribed thereto in Section 2.10.

              "person" means any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

              "Records" has the meaning ascribed thereto in Section 2.06(h).

              "Registrable Securities" means:

              (i) Issuer Class A Common Stock (A) issued upon conversion of any Issuer Class B Common Stock (x) issued pursuant to the transactions contemplated by the Merger Agreement (including upon the exercise of the warrants referred to in clause (ii) of the last sentence of Section 8.14(b) of the Merger Agreement) or the Master Canadian Transaction Agreement, (y) issued upon exchange of any Exchangeable

       Shares issued pursuant to the transactions contemplated by the Master Canadian Transaction Agreement, or (z) acquired by an Investor pursuant to Section 2.2 of the Governance Agreement, (B) issued upon exchange of any Exchangeable Shares issued pursuant to the transactions contemplated by the Master Canadian Transaction Agreement, or (C) acquired by an Investor pursuant to Section 2.2 of the Governance Agreement;

              (ii) Issuer Class A Common Stock acquired or to be sold by a Financial Intermediary pursuant to, or in connection with, a Financial Transaction;

              (iii) puts, calls or other derivative securities in respect of, or related to the value of, Issuer Class A Common Stock or Issuer Class B Common Stock to be sold by an Investor or a Financial Intermediary; and

              (iv) securities of a trust or other special purpose vehicle formed for the purpose of disposing of Issuer Class A Common Stock described in clause (i) above.

              As used in this definition of Registrable Securities, (i) the term "Issuer Class A Common Stock" shall include any shares of stock or other securities into which or for which shares of Issuer Class A Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Issuer Class A Common Stock (or such shares of stock or other securities into which or for which shares of Issuer Class A Common Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event and (ii) the term "Issuer Class B Common Stock" shall include any shares of stock or other securities into which or for which shares of Issuer Class B Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Issuer Class B Common Stock (or such shares of stock or other securities into which or for which shares of Issuer Class B Common Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

              As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as (i) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission in accordance with this Agreement and declared effective under the 1933 Act, (ii) based on an opinion of counsel or a no-action letter of the Commission, in either case reasonably acceptable to the Issuer and the Holder of such Registrable Securities, such Registrable Securities are eligible for sale pursuant to Rule 144 or Rule 145 (without being subject to any holding period, volume limitations or manner of sale restrictions thereunder), (iii) such Registrable Securities shall have been otherwise sold, transferred or disposed of by a Holder to any person that is not a Holder or (iv) such Registrable Securities shall have ceased to be outstanding.

              "Registration Expenses" means any and all expenses incident to the performance of or compliance with the provisions of this Agreement, including
(i) the fees, disbursements and expenses of the Issuer's counsel and accountants (including in connection with the delivery of opinions and "cold comfort" letters); (ii) all expenses and fees of compliance with securities and blue sky laws; (iii) all expenses and fees, including filing fees, in connection with the preparation, printing and filing of one or more registration statements (and amendments thereto) pursuant to this Agreement; (iv) the expenses, fees and disbursements of any special experts retained in connection with the registration of the Registrable Securities; (v) the cost of producing or printing any agreements among underwriters and underwriting agreements and any blue sky memoranda and legal investment memoranda; (vi) the fees, disbursements and expenses of underwriters customarily paid by issuers or sellers of securities; (vii) the expenses and fees, including filing fees, incident to securing any required review by the National Association of Securities Dealers, Inc. of the Registrable Securities to be disposed of or the terms of any disposition of Registrable Securities; (viii) all fees and expenses payable in connection with the quotation of any Registrable Securities on any automated interdealer quotation system or the listing of any Registrable Securities on any securities exchange on which the Issuer Class A Common Stock or Issuer Class B Common Stock is then quoted or listed; (ix) all transfer agents' and registrars' expenses and fees in connection with any offering or disposition of Registrable Securities; (x) all security engraving and security printing expenses; (xi) all messenger and delivery expenses and fees; (xii) the fees, disbursements and expenses of one legal counsel for the Holders in connection with each Demand Registration, which legal counsel shall be selected by Holders owning a majority of the Registrable Securities then being registered and reasonably acceptable to all other Holders owning Registrable Securities then being registered; and
(xiii) any other reasonable out-of-pocket expenses incurred by the Issuer or any Holder pursuant to any provision of this Agreement; provided, however, that Registration Expenses shall exclude (x) all underwriting discounts and underwriting commissions and transfer taxes, if any, in connection with the sale of any Registrable Securities and (y) the fees and expenses of counsel for any Holder (other than pursuant to clause (xii) above).

              "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the 1933 Act.

              "Rule 145" mean Rule 145 (or any successor rule to similar effect) promulgated under the 1933 Act.

              "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the 1933 Act.

              "Section 2.04 Period" has the meaning ascribed thereto in
Section 2.04.

              "Section 2.06(e) Period" has the meaning ascribed thereto in
Section 2.06(e).

              "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered pursuant to this Agreement.

              "Sony" has the meaning ascribed thereto in the recitals of this Agreement.

              "Time Warner" has the meaning ascribed thereto in the recitals to this Agreement.

              SECTION 1.02. Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II

                               Registration Rights

              SECTION 2.01. Piggy-Back Registration. (a) Whenever during the Effective Period the Issuer shall propose to file a registration statement under the 1933 Act relating to the public offering of Issuer Class A Common Stock for cash (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms, or an offering of securities solely to existing stockholders or employees of the Issuer), including in respect of a Demand Registration, the Issuer shall (i) provide a written notice at least 20 days prior to the filing thereof to each Holder, specifying the approximate date on which the Issuer proposes to file such registration statement and advising such Holder of its right to have any or all of the Registrable Securities held by such Holder included among the securities to be covered thereby and (ii) at the written request of any such Holder given to the Issuer within 15 days after receipt of such written notice from the Issuer, include among the securities covered by such registration statement the number of Registrable Securities that such Holder shall have requested be so included (subject, however, to reduction in accordance with Section 2.01(b) and subject to compliance with any restrictions to which such Holder may be subject under the Governance Agreement). The Issuer shall use reasonable efforts to cause the lead or managing underwriter, if any, of any proposed underwritten offering to permit the Holders of Registrable Securities requested to be covered by the registration statement for such offering to include such securities in such offering on the same terms and subject to the same conditions as any similar securities included therein; provided, however, that the Issuer shall not be required under this Section 2.01(a) to use any efforts to cause any lead or managing underwriter of any such offering to permit any such Holder to include any such securities in such offering unless such Holder accepts the terms of any underwriting agreed upon between the Issuer (and any other Holder whose securities are included in such offering) and such underwriter (and any other underwriter) and performs such Holder's obligations thereunder.

              (b) Each Holder of Registrable Securities desiring to participate in an offering pursuant to Section 2.01(a) may include shares of Issuer Class A Common Stock in any registration statement relating to such offering to the extent that the inclusion of such shares of Issuer Class A Common Stock shall not reduce the number of shares of Issuer Class A Common Stock to be offered and sold by the Issuer pursuant thereto. If the lead or managing underwriter for an underwritten offering pursuant to Section 2.01(a) determines that marketing factors require a limitation on the number of shares of Issuer Class A Common Stock to be offered and sold by the stockholders of the Issuer in such offering, there shall be included in the offering only that number of shares of Issuer Class A Common Stock, if any, that such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all the shares of Issuer Class A Common Stock that the Issuer desires to sell for its own account (including a material reduction in the price per share of the shares of Issuer Class A Common Stock to be sold). In such event, and provided the lead or managing underwriter has so notified the Issuer in writing, the number of shares of Issuer Class A Common Stock to be offered and sold by stockholders of the Issuer, including Holders of Registrable Securities, desiring to participate in such offering shall be allocated among such stockholders of the Issuer pro rata on the basis of the relative number of shares requested to be included therein by each such stockholder.

              (c) Nothing in this Section 2.01 shall create any liability on the part of the Issuer to the Holders of Registrable Securities if the Issuer for any reason should decide not to file a registration statement proposed to be filed pursuant to Section 2.01(a) or to withdraw a registration statement filed pursuant to Section 2.01(a) subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Issuer of any notice under this Section 2.01 or otherwise; provided that any Demand Holder shall be entitled to initiate or continue such registration as a Demand Registration pursuant to Section 2.02 following such failure to file or withdrawal to the extent that such registration by such Demand Holder would otherwise satisfy the requirements of Section 2.02 and provided further that the Issuer shall be obligated to pay all Registration Expenses to the extent incurred in connection with any such registration statement proposed to be filed or withdrawn subsequent to its filing.

              (d) A request by Holders to include Registrable Securities in a proposed underwritten offering pursuant to Section 2.01(a) shall not be deemed to be a request for a Demand Registration.

              SECTION 2.02. Demand Registration. (a) Upon written notice to the Issuer from any Demand Holder at any time during the Effective Period (the "Demand Request") requesting that the Issuer effect the registration under the 1933 Act of any or all of the Registrable Securities held by such requesting Demand Holder or any member of such requesting Demand Holder's Demand Holder Group, which notice shall specify the intended method or methods of disposition of such Registrable Securities (which method or methods may relate to a "shelf" registration pursuant to Rule 415 promulgated under the 1933 Act), subject to compliance with any restrictions to which such Demand Holder may be subject under the Governance Agreement, the Issuer shall prepare and, within 30 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to be declared effective under the 1933 Act for purposes of dispositions in accordance with the intended method or methods of disposition stated in such request. Notwithstanding any other provision of this Agreement to the contrary:

              (i) each Demand Holder may exercise its rights to request registration in respect of Registrable Securities held by such Demand Holder or any member of such Demand Holder's Demand Holder Group under this Section 2.02(a) on not more than four occasions (each such registration being referred to herein as a "Demand Registration");

              (ii) the Issuer shall not be required to effect more than one Demand Registration in any period of 120 consecutive days;

              (iii) the Issuer shall not be required to effect a Demand Registration unless the Registrable Securities to be registered pursuant to such Demand Registration shall have a then current market value of at least $1,000,000, unless such Demand Registration is for all remaining Registrable Securities held by the requesting Demand Holder or any member of the requesting Demand Holder's Demand Holder Group, as the case may be; and

              (iv) the Issuer shall not be required to effect a Demand Registration at any time that it shall have effective a shelf registration statement pursuant to which the requesting Demand Holder or members of the requesting Demand Holder's Demand Holder Group, as the case may be, could effect the disposition of the Registrable Securities held by such Demand Holder or member of such Demand Holder's Demand Holder Group in the manner requested.

              (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by a Demand Holder pursuant to this
Section 2.02 shall not be deemed to have been effected, and, therefore, not requested and the rights of such Demand Holder shall be deemed not to have been exercised for purposes of Section 2.02(a), (i) if such Demand Holder has not received notice (confirmed by the Commission) that such Demand Registration has become effective under the 1933 Act or (ii) if such Demand Registration, after it became effective under the 1933 Act, was not maintained effective under the 1933 Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other Governmental Entity solely on the account of a material misrepresentation or omission of such Demand Holder) for at least
(x) in the case of a Demand Registration that is a Rule 415 Offering, twelve months, (y) in the case of a Demand Registration that is an underwritten offering, 120 days and (z) in the case of any other Demand Registration, 180 days (or, in each case, such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable)). The time periods referred to in the






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                                                                               9

preceding sentence shall be extended, with respect to any Demand Registration, by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration. If a Demand Request is made by any Demand Holder during the Effective Period but the related Demand Registration is delayed or not effected in the circumstances set forth in this Section 2.02(b), then such Demand Holder shall be deemed not to have used one of its rights to request a Demand Registration under this Section 2.02 and shall continue to have such right.

              (c) The Issuer shall not include any securities that are not Registrable Securities in any registration statement filed pursuant to a Demand Registration without the prior written consent of the members of the Demand Holder Groups who hold a majority of the Registrable Securities proposed to be sold therein.

              (d) If the lead or managing underwriter referred to in Section
2.03 determines that marketing factors require a limitation on the number of Registrable Securities to be offered and sold by the Holders pursuant to a Demand Registration, there shall be included in the offering only that number of Registrable Securities that such lead or managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering (including a material reduction in the price per share of the Registrable Securities to be sold). In such event, and providing the lead or managing underwriter has so notified the Holders of the Registrable Securities proposed to be sold in such Demand Registration in writing (with a copy to the Issuer), the number of Registrable Securities to be offered and sold by such Holders in such offering shall be allocated pro rata among such Holders on the basis of the relative number of Registrable Securities requested to be included therein by each such Holder (in which case Section 2.02(a)(iii) shall be disregarded for purposes of such Demand Registration); provided that the Demand Holder that made such Demand Request shall be entitled to request one additional Demand Registration (without needing to make a Demand Request therefor within the Effective Period and disregarding Sections 2.02(a)(i) and 2.02(a)(iii) for purposes of such additional Demand Registration) if, as a result of such allocation, less than 50% of the Registrable Securities originally proposed to be sold in such offering are actually included and sold in such offering.

              SECTION 2.03. Other Matters in Connection with Registrations. In the event that any Demand Registration shall involve, in whole or in part, an underwritten offering, the Demand Holder requesting such Demand Registration shall have the right to designate an underwriter or underwriters as the lead or managing underwriter or underwriters of such underwritten offering, which underwriter or underwriters shall be reasonably acceptable to the Issuer.

              SECTION 2.04. Certain Delay Rights. Notwithstanding any other provision of this Agreement to the contrary, if at any time while a Demand Registration is effective the Issuer provides written notice to each Holder of Registrable Securities covered by the registration statement in respect of such Demand Registration that the Board of Directors has determined, in its reasonable business judgment, by a majority vote of the entire Board of Directors, that it would be materially disadvantageous to the Issuer (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with or otherwise adversely affect in any material respect any acquisition, financing, corporate reorganization or other material transaction or development involving the Issuer (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth in general terms the reasons for such determination, the Issuer may refrain from maintaining current the prospectus contained in such registration statement until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver to each Holder or Registrable Securities covered by such registration statement). Furthermore, notwithstanding any other provision of this Agreement to the contrary, with respect to any registration statement filed, or to be filed, pursuant to Section 2.02, if the Issuer provides written notice to each Holder of Registrable Securities to be covered by such registration statement that the Board of Directors has determined, in its reasonable business judgment, by a majority vote of the entire Board of Directors, that it would be materially disadvantageous to the Issuer (because of a Disadvantageous Condition) for such a registration statement to be maintained effective, or to be filed or to become effective, and setting forth in general terms the reasons for such determination, the Issuer shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement to be terminated, or, in the event no registration statement has been filed, the Issuer shall be entitled to not file such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver to each Holder of Registrable Securities covered, or to be covered, by such registration statement).

              With respect to each Holder of Registrable Securities covered any registration statement in respect of a Demand Registration, upon receipt by such Holder of any notice from the Issuer of a Disadvantageous Condition, such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists and, if so directed by the Issuer by such notice, such Holder will deliver to the Issuer all copies (other than permanent file copies) then in such Holder's possession of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice.

              Notwithstanding anything else contained in this Agreement to the contrary, (i) the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with a Demand Registration may not be delayed under this Section 2.04 for more than a total of 90 days in any twelve-month period and (ii) neither the filing nor the effectiveness of any registration statement under Section 2.02 may be delayed for more than a total of 90 days pursuant to this Section 2.04. The time period during which any registration statement under Section 2.02 must be maintained effective pursuant to Section 2.02(b) shall be extended by the number of days in any delay period imposed pursuant to this Section 2.04 (a "Section 2.04 Period").

In no event shall the Issuer be entitled to delay the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with any Demand Registration or to delay the filing or effectiveness of any registration statement under Section 2.02 unless the Issuer shall (i) concurrently prohibit sales by other security holders under registrable statements covering securities held by such other securityholders and (ii) forbid purchases and sales of securities of the Issuer in the open market by senior executives of the Issuer.

                In the event any registration statement in respect of a Demand Registration is withdrawn or the effectiveness of such registration statement is terminated, or a registration statement is not filed in respect of a Demand Registration, in each case pursuant to this Section 2.04, then the Demand Holder requesting such Demand Registration shall have the right to withdraw such Demand Holder's request for such Demand Registration at any time following receipt of any notice from the Issuer of a Disadvantageous Condition, and such Demand Holder shall be deemed not to have used one of its rights to request a Demand Registration under Section 2.02 and shall continue to have such right.

              SECTION 2.05. Expenses. Except as otherwise provided in this Agreement, the Issuer shall pay all Registration Expenses with respect to each registration under this Agreement. Notwithstanding the foregoing, (i) each Holder and the Issuer shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Holder shall be responsible for the legal fees and expenses of its own counsel (except as provided in clause (xii) of the definition of Registration Expenses),
(iii) each Holder shall be responsible for all underwriting discount and underwriting commissions and transfer taxes, if any, in connection with the sale of securities by such Holder, and (iv) the Holders shall be severally responsible (pro rata on the basis of the relative number of Registrable Securities requested to be included in the applicable registration) for all out-of-pocket costs and expenses of the Issuer and its officers in connection with providing the assistance and/or attendance contemplated by Section 2.06(m) in connection with any Demand Registration.

              SECTION 2.06. Registration and Qualification. If and whenever the Issuer effects the registration of any Registrable Securities under the 1933 Act as provided in Section 2.01 or 2.02, the Issuer shall as promptly as practicable (but subject, in the case of any registration as provided in Section 2.02, to the provisions thereof):

              (a) prepare and file with the Commission (within 30 days after such request) a registration statement (as well as any necessary supplements and amendments thereto) which counsel for the Issuer shall deem appropriate on such form as shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof (including, if requested by the Holders making a Demand Request, distributions under a Rule 415 Offering) and use its best efforts to cause such registration statement to become effective and remain effective until the earlier to occur of (i) such time as all






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                                                                              12

       Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) the expiration of (A) in the case of a Demand Registration that is a Rule 415 Offering, twelve months after such registration statement becomes effective, (B) in the case of a Demand Registration that is an underwritten offering, 120 days after such registration statement becomes effective and (C) in the case of any other Demand Registration, 180 days after such registration statement becomes effective, which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration; provided, however, that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Issuer shall (x) provide counsel selected by Selling Holders owning a majority of such Registrable Securities with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which shall be subject to the review and approval (which approval shall not be unreasonably withheld) of such counsel, and (y) notify each Selling Holder and such counsel of any stop order issued or, to the best knowledge of the Issuer, threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of (i) such time as all Registrable Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition set forth in such registration statement (but in no event before the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 promulgated thereunder, if applicable) and (ii) the expiration of (A) in the case of a Demand Registration that is a Rule 415 Offering, twelve months after such registration statement becomes effective, (B) in the case of a Demand Registration that is an underwritten offering, 120 days after such registration statement becomes effective and (C) in the case of any other Demand Registration, 180 days after such registration statement becomes effective, which period shall be extended in the case of any Demand Registration by the number of days in any Section 2.04 Period and/or Section 2.06(e) Period applicable to such Demand Registration, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition set forth in such registration statement;

              (c) furnish to each Holder of such Registrable Securities and to any underwriter of such Registrable Securities, prior to the filing of such registration statement, copies of such registration statement as proposed to be filed and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such Holder or underwriter may reasonably request;

              (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such Registration Statement requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition of the Registrable Shares held by such Holder in such jurisdictions; provided that the Issuer shall not be required to (i) qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 2.06(d), (ii) subject itself to taxation in any such jurisdiction or
       (iii) consent to general service of process in any such jurisdiction;

              (e) promptly notify each Selling Holder in writing (i) at any time when a prospectus relating to such Registrable Securities is required to be delivered under 1933 Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) of any request by the Commission or any other Governmental Entity for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case the Issuer shall promptly prepare a supplement or amendment to such prospectus and furnish to each Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (the number of days from (x) the date the written notice contemplated by this paragraph (e) is given by the Issuer to (y) the date on which the Issuer delivers to the Selling Holders the supplement or amendment contemplated by this paragraph (e) is referred to in this Agreement as a "Section 2.06(e) Period");

              (f) use its best efforts to cause such Registrable Securities to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Issuer to enable each Holder of Registrable Securities covered by such Registration Statement to consummate the disposition of the Registrable Securities held by such Holder;

              (g) enter into and perform customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and each Selling Holder shall also enter into and perform its obligations under such agreements;

              (h) make available for inspection by any lead or managing underwriter participating in any disposition pursuant to such registration statement, any Selling Holder, counsel selected by Selling Holders owning a majority of such Registrable Securities, counsel for any Selling Holder and any attorney, accountant or other agent retained by any lead or managing underwriter, the Selling Holders owning a majority of such Registrable Securities or any Selling Holder (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Issuer (collectively, the "Records") as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibility and cause the Issuer's officers, directors and employees and the independent public accountants of the Issuer to supply all information reasonably requested by any such Inspector in connection with such registration statement; Records that the Issuer determines, in good faith, to be confidential and in respect of which the Issuer notifies each Selling Holder that such Records are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the applicable registration statement (in which case, the Selling Holders shall cooperate with the Issuer in seeking confidential treatment of such Records) or (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; each Selling Holder agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at the Issuer's expense, to undertake appropriate action to prevent disclosure of such Records;

              (i) in the event such sale is effected pursuant to an underwritten offering, obtain a "cold comfort" letter from the Issuers's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as counsel for the lead or managing underwriter, counsel for Selling Holders owning a majority of such Registrable Securities or counsel for any Selling Holder reasonably requests;

              (j) furnish, at the request of any Selling Holder, on the date such Registrable Securities are delivered to any underwriter for sale pursuant to such registration or, if such Registrable Securities are not being sold through any underwriter, on the date the registration statement with respect to such Registrable Securities becomes effective, an opinion, dated as of such date, of counsel representing the Issuer for the purposes of such registration, addressed to the underwriters, if any, and to each Selling Holder, covering such legal matters with respect to the registration as any Selling Holder may reasonably request and are customarily included in such opinions;

              (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to each Selling Holder, as soon as reasonably practicable, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
       Section 11(a) of the 1933 Act;

              (l) cause all such Registrable Securities to be quoted on each interdealer quotation system or listed on each securities exchange, if any, on which other securities of the same class issued by the Issuer are then quoted or listed (subject to notice of issuance); provided that the applicable listing requirements are satisfied;

              (m) use its best efforts to assist the Selling Holders in the marketing of Registrable Securities in connection with underwritten offerings (including, to the extent reasonably consistent with work commitments, using reasonable efforts to have officers of the Issuer attend "road shows" and analyst or investor presentations scheduled in connection with such registration), with all out-of-pocket costs and expenses incurred by the Issuer or such officers in connection with such attendance or assistance to be paid by the Holders as provided in Section 2.05;

              (n) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

              (o) keep each Selling Holder advised in writing as to the initiation and progress of such registration.

              SECTION 2.07. Underwriting. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2.02(a), the Issuer shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Sections 2.06(j) and 2.06(i), respectively. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.08.

              SECTION 2.08. Indemnification and Contribution. (a) The Issuer agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, agents, trustees, stockholders and each person, if any, who controls each Holder (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) and any investment advisor of such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Issuer shall have furnished any amendment or supplements thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such untrue statement or omission or alleged untrue statement or omission was made
(x) in reliance upon and in conformity with any information furnished to the Issuer in writing by such Holder expressly for use therein, (y) in any prospectus used after such time as the Issuer advised such Holder in writing that the filing of a post-effective amendment or supplement thereto was required, other than such prospectus as so amended or supplemented or (z) in any prospectus used after such time as the obligation of the Issuer to keep such prospectus effective and current shall have expired or (ii) any violation by the Issuer of the 1933 Act in connection with such registration. The Issuer shall also indemnify any underwriters of the Registrable Securities, their officers and directors and each person that controls such underwriters (within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act) to the same extent as provided in this Section 2.08 with respect to the indemnification of the Holders.

              (b) In connection with any registration statement pursuant to which Registrable Securities owned by any Holders are being registered as provided in Section 2.01 or 2.02, each such Holder shall furnish to the Issuer in writing such information with respect to such Holder as the Issuer may reasonably request for use in connection with any such registration statement or related prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Issuer, its officers, directors, agents, trustees and stockholders and each person, if any, that controls the Issuer (within the meaning of either Section 15 of the 1993 Act or Section 20 of the 1934 Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorneys' fees, disbursements and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Issuer shall have furnished any amendment or supplement thereto) relating to the Registrable Securities or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, damages, liabilities and expenses are caused by information furnished in writing to the Issuer by such Holder expressly for use therein.

              (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually substantially prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless based on the advice of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action and the prompt undertaking of such defense with counsel reasonably acceptable to the indemnified party, the indemnifying party shall not be liable to the indemnified party under this
Section 2.08 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.08 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party (such consent not to be unreasonably withheld, delayed or conditional). The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof unless (i) the indemnifying party agrees to pay such costs or (ii) the indemnifying party fails to promptly assume and continue the defense of such claim or action with counsel reasonably satisfactory to the indemnified party.

              (d) If the indemnification provided for in this Section 2.08 from an indemnifying party shall for any reason be unavailable to an indemnified party (other than in accordance with its terms) in respect of any loss, claim, damage, liability or expense referred to herein, then such indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions (or actions) that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability or expense in respect thereof referred to above in this paragraph (d), shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph (d). Notwithstanding any other provision of this Section 2.08, no Holder shall be required to contribute any amount in excess of the amount by which the proceeds of the offering received by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering, and not joint.

              (e) The obligations of the parties under this Section 2.08 shall be in addition to any liability that any party may otherwise have to any other party.

              SECTION 2.09. Holdback Agreements. (a) Restrictions on Holders. To the extent not inconsistent with applicable law, in the event that any Registrable Securities shall be registered in connection with an underwritten offering, each Holder agrees not to effect (and to cause its Affiliates not to effect) any public sale or distribution of Registrable Securities or any other equity security of the Issuer, or any securities convertible into or exchangeable or exercisable for Registrable Securities or other equity securities of the Issuer, including a sale pursuant to Rule 144 promulgated under the 1933 Act (except as part of such registration), during the 20 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration, in each case if and to the extent requested by the lead or managing underwriter of such underwritten offering.

              (b) Restrictions on the Issuer. In connection with any registration of Registrable Securities in connection with an underwritten offering, the Issuer agrees not to effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities (except pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar forms thereto) during the 20 days prior to, and during the 90-day period beginning on, the later of (i) the effective date of such registration or (ii) the commencement of a public distribution of such Registrable Securities pursuant to such registration.

              SECTION 2.10. Priority Rights of Holders. The Issuer hereby agrees not to enter into any agreement for the registration, sale or distribution of any of the Issuer's securities with terms preferential to or pari passu with the terms set forth in this Agreement with respect to each Holder. In the event that any Holder shall request that the Issuer effect a registration of Registrable Securities pursuant to Section 2.01 or 2.02 and at such time the Issuer has been requested to effect a registration of any of its securities pursuant to any such other agreement and the lead or managing underwriter for an underwritten offering of such Registrable Securities under such registration advises the Issuer that, in its opinion, the Issuer should not at such time effect the concurrent registration of such securities and Registrable Securities or advises that the aggregate number of such securities and Registrable Securities proposed to be registered exceed the amount (the "Optimal Amount") that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including a material reduction in the price per share of such Registrable Securities), then the Issuer shall be obligated to effect the registration of Registrable Securities pursuant to Section 2.01 or Section
2.02 and not effect the registration of such other securities or shall alternatively reduce the number of securities (other than Registrable Securities) to be registered in connection with such offering to an amount that, together with the number of Registrable Securities to be registered, would not exceed the Optimal Amount.

              SECTION 2.11. Registration Expenses. The Issuer shall pay all Registration Expenses in connection with the first four Demand Registrations with respect to each Demand Holder and all "piggyback registrations" pursuant to
Section 2.01 or 2.02, and each Holder shall pay its pro rata portion of all underwriting discounts, underwriting commissions and transfer taxes, if any, allocable to the sale or disposition of any Registrable Securities of such Holder in connection with any registration of such Registrable Securities effected pursuant to Section 2.01 or 2.02 based on the aggregate market value of the Registrable Securities of each Holder included in such registration.

              SECTION 2.12. Holder Covenants. Each Holder hereby covenants and agrees that:

              (a) it will not sell any Registrable Securities under the registration statement until is has received notice from the Issuer that such registration statement and any post-effective amendments thereto have become effective; provided that the Issuer shall notify each Holder promptly when such registration statement and any post-effective amendments thereto have become effective;

              (b) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities pursuant to a registration statement; and

              (c) it shall furnish to the Issuer such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Issuer may request in writing to the extent such information is required in connection with any registration, qualification or compliance referred to in this Agreement.

                                   ARTICLE III

                                  Miscellaneous

              SECTION 3.01. Amendments, Waivers, Etc. This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Issuer and Holders representing at least 66 2/3 of the Registrable Securities then held by all Holders (other than Financial Intermediaries).

              SECTION 3.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) (i) to each Demand Holder and the Issuer in accordance with Section 11.02 of the Merger Agreement (or at such other address for such party as shall be specified by like notice) and (ii) to each Holder other than a Demand Holder at the address for such Holder set forth on the signature pages hereto (or at such other address for such party as shall be specified by like notice).

              SECTION 3.03. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

              SECTION 3.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

              SECTION 3.05. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Each party need not sign the same counterpart.

              SECTION 3.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) except for the provisions of
Section 2.08, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

              SECTION 3.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

              SECTION 3.08. Assignment. Except as provided in clause (ii) or
(iii) of the definition of Holder, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

              SECTION 3.09. Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court or, any Federal court located in the State of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York state court or any Federal court located in the State of New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than a New York state court or any Federal court sitting in the State of New York and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.

              IN WITNESS WHEREOF, the Issuer and the Holders have caused this Agreement to be duly executed as of the day and year first above written.

                                        DELAWARE HOLDCO
                                        CORPORATION,



                                          by ___________________
                                              Name:
                                              Title:



                                        Holders

                                        TIME WARNER INC.,




                                          by ___________________
                                              Name:
                                              Title:
                                              Address:


                                        WARNER MUSIC CANADA LTD.,



                                          by ___________________
                                              Name:
                                              Title:
                                              Address:


                                        WARNER MUSIC GROUP INC.,



                                          by ___________________
                                              Name:
                                              Title:
                                              Address:

                                        WCI RECORD CLUB INC.,


                                          by ___________________
                                              Name:
                                              Title:
                                              Address:

                                        SONY CORPORATION OF AMERICA,


                                          by ___________________
                                              Name:
                                              Title:
                                              Address:


                                        SONY MUSIC ENTERTAINMENT INC.,


                                          by ___________________
                                              Name:
                                              Title:
                                              Address:


                                        SONY MUSIC ENTERTAINMENT
                                        (CANADA) INC.,



                                          by ___________________
                                              Name:
                                              Title:
                                              Address:

                                                                      SCHEDULE I

                                    Investors

Time Warner Inc.

Warner Music Canada Ltd.

Warner Music Group Inc.

WCI Record Club Inc.

Sony Corporation of America

Sony Music Entertainment Inc.

Sony Music Entertainment (Canada) Inc.